November 1, 2017

Dear Shareholder,

The Paradigm Micro-cap Fund (PVIVX) appreciated 1.05% in the third quarter of 2017, compared to a gain of 6.65% for the benchmark Russell Microcap. For the one-year period, the strategy returned 24.25%, compared to 22.33% for the benchmark Russell Microcap. Since inception, the strategy has returned 8.74% per year, compared to a 7.69% annualized return for the Russell Microcap*.

After2016’sbriefwindowinwhichsmall-cap materially outperformed large-cap, and value outperformed growth, 2017 has reverted to the pattern of previous years. Year to date, large-cap equities have significantly outpaced small-cap, while the disparity between growth and value is even wider. On average, thus far in 2017 the Russell Growth indices have outperformed Value by 1000-1300 basis points. Using the Russell 2000 index as an example, the Russell 2000 Growth Index has returned 16.81% in 2017, versus only 5.68% for the Russell 2000 Value Index. Given that we still skew toward a value style of investing, we are pleased that the fund’s return year to date has in fact outperformed the growth index. We also take contrarian comfort in this relative underperformance of value as we look toward the future.

Maintaining positions in out-of-favor Consumer Discretionary positions took conviction, given the hostility of market sentiment toward these companies. So it is especially gratifying to be able to reward investors with outperformance in the sector this quarter. Portfolio Consumer Discretionary positions appreciated 6.41% in the third quarter, compared to a gain of 3.51% for the benchmark sector.

Industrials holdings also outperformed in the third quarter. Portfolio holdings appreciated 9.93% in the quarter, compared to a gain of 6.03% for the benchmark sector.

The Information Technology sector was most challenging in the third quarter, with companies in the Technology Hardware industry facing setbacks and unfavorable sentiment.

From a macroeconomic perspective, the US landscape remains stable. The most recent unemployment rate came in at 4.2%, down from 4.9% a year ago. The ISM data continue to expand on both the manufacturing and non-manufacturing sides, exceeding expectations. Consumer confidence remains healthy, while the housing market has also held stable. In fact, the recovery in home values over the past year has further boosted consumers’ balance sheets. Energy prices remain relatively benign from a consumer standpoint, lending further cushion to wallets.

Despite this backdrop of relative stability and gradual economic expansion, there are clearly many unknowns still lurking in the wings. Given two sequential years of very strong US equity market performance, it is reasonable to wonder if and when the music could stop. Few of us a year ago might have predicted the current state of domestic disarray. Ongoing political deadlocks and dysfunction both in Congress and the new presidential administration, the fate of the Affordable Care Act, and uncertainty around future tax policy remain unknowns. Moreover, geopolitically, recent saber rattling with North Korea provides a scenario that could have very real consequences. Last but not least, there remains the specter of terrorist events throughout the world, any one of which could have devastating outcomes on a variety of levels.

On a more market- and portfolio-specific level, we also note the volatility of the markets as another risk factor. While headlines about muted VIX levels abound, within the small-cap universe we have seen very extreme stock reactions to nominal news events. In the second-quarter earnings season in particular, we saw repeated overreactions to slight beats or misses, with the stocks reacting in 20-30% intraday moves. This type of dynamic does not bode well for the market overall.

Given these many cross currents, we continue to remain vigilant in our approach to the portfolio. In such an increasingly complex and unpredictable world, we are committed to focusing on what we can control—namely, measurable company fundamentals. Only through these quantifiable supports, whether consistent free cash flows, deeply discounted valuations, or exceptionally strong balance sheets, can we attempt to maximize our upside while limiting our downside.

Sincerely,

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/mbr
Enclosures

*During the one year period ended September 30, 2017, the Paradigm Micro-Cap Fund returned 24.25%, compared to 22.33% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five year period ended September 30, 2017 was 14.85% compared to 13.89% for the Russell Microcap Index. Since Inception (1/1/2008) to September 30, 2017, the Paradigm Micro-CapFund’saverageannualreturn was 8.74% compared to 7.69% for the Russell Microcap Index. As of the Fund’s most recent prospectus dated April 30, 2017, the Fund’s total expense ratio is 1.26% . Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.